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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 18, 2002


                              VERADO HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)





                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-24953                                   33-0521976
      (Commission File Number)             (I.R.S. Employer Identification No.)

          6080 Greenwood Plaza Blvd.
          Greenwood Village, Colorado                     80111
   (Address of Principal Executive Offices)             (Zip Code)

                                 (303) 874-8010
              (Registrant's Telephone Number, Including Area Code)

                         FIRSTWORLD COMMUNICATIONS INC.
                            8390 E. Crescent Parkway
                                    Suite 300
                        Greenwood Village, Colorado 80111

                         (Former Name or Former Address)

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Item 3.  Bankruptcy or Receivership.

                  On April 18, 2002, Verado Holdings, Inc. and its controlled subsidiaries (collectively, the "Debtors") received approval from the United States Bankruptcy Court for the District of Delaware (Case Nos. 02-10510 (PJW) through 02-10519 (PJW)) of the Disclosure Statement For Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code. A copy of the Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         Exhibit No.                                          Exhibit
         -----------                                          -------

         99.1 Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code












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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2002
                                 VERADO HOLDINGS, INC.


                                 By: /s/ Steven D. Butler
                                     -----------------------------------
                                     Steven D. Butler
                                     President, Chief Operating Officer
                                     and Chief Financial Officer














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                                  EXHIBIT INDEX

         Exhibit No.                       Exhibit
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         99.1     Debtors' First Amended Joint Plan of Liquidation Under Chapter
                  11 of the Bankruptcy Code

















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